Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06
ASSETS
Cash and Cash Equivalents	$165,191	$136,468	$146,861	$176,425	$150,409	$180,707	$142,887	$172,567	$145,393
Securities Available For Sale	1,458,149	1,446,221	1,409,434	1,363,180	1,348,521	1,383,909	1,344,016	1,288,390	1,231,369
FRB and FHLB Stock	19,243	19,243	19,352	19,352	19,352	19,352	19,352	18,577	16,124
Loans Held For Sale	35,723	33,535	22,131	22,611	34,774	19,737	19,319	18,882	21,646
Loans:
Commercial & Industrial (C&I)	770,933	801,369	812,050	831,537	841,430	848,420	836,986	851,692	854,475
Municipal	105,781	106,120	98,128	79,070	156,630	160,357	172,443	90,206	144,152
Multi-Family	181,622	182,541	180,632	185,920	192,563	196,590	195,809	205,443	213,153
Commercial Real Estate	1,558,221	1,590,457	1,651,247	1,736,665	1,760,621	1,778,202	1,827,096	1,884,716	1,933,279
Construction	143,871	174,283	133,799	124,648	173,909	192,165	212,824	218,123	211,187
Residential Real Estate	685,714	688,017	712,133	733,472	724,873	737,462	731,798	750,031	749,106
Home Equity Credit Lines	287,479	294,656	297,649	307,866	316,733	316,465	316,355	319,606	325,814
Consumer	246,889	239,750	242,239	255,239	259,865	257,829	254,719	254,839	246,394

Total Loans	3,980,510	4,077,193	4,127,877	4,254,417	4,426,624	4,487,490	4,548,030	4,574,656	4,677,560
Less: Allowance for Loan Losses	(58,598)	(59,031)	(59,811)	(60,805)	(61,468)	(60,822)	(61,464)	(62,070)	(62,153)

Net Loans	3,921,912	4,018,162	4,068,066	4,193,612	4,365,156	4,426,668	4,486,566	4,512,586	4,615,407
Accrued Interest Receivable	26,607	28,956	28,443	29,689	29,202	32,621	32,772	31,138	32,393
Other Assets	72,391	70,609	74,841	87,492	90,480	93,377	93,673	102,079	89,759
Premises and Equipment, net	73,927	74,271	72,336	71,632	70,509	69,731	68,568	69,503	67,952
Mortgage Servicing Rights	12,119	11,826	12,074	12,073	12,970	13,741	13,966	14,529	14,347
Identified Intangibles	21,196	20,422	19,648	18,983	18,320	17,655	16,991	16,326	15,661
Goodwill	216,697	216,136	216,136	216,136	216,136	216,038	216,038	216,038	216,038

Total Assets	$6,023,155	$6,075,849	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$907,396	$890,561	$881,954	$934,234	$988,096	$973,752	$929,718	$965,794	$971,378
Savings	534,286	519,623	514,215	502,525	499,119	489,734	489,944	474,883	481,380
NOW	903,307	890,701	898,720	908,148	891,058	861,000	906,934	895,817	866,134
CMAs / Money Market	1,603,059	1,577,474	1,527,753	1,418,634	1,592,743	1,749,878	1,584,777	1,441,573	1,658,319
Certificates of Deposit Less than $100,000	737,641	735,577	763,502	811,389	814,435	814,289	853,645	878,181	858,834
Certificates of Deposit $100,000 and Over	406,788	424,794	477,019	569,505	607,897	625,682	618,319	661,322	663,086

Total Deposits	5,092,477	5,038,730	5,063,163	5,144,435	5,393,348	5,514,335	5,383,337	5,317,570	5,499,131
Securities Sold Under Agreements to Repurchase	71,056	76,716	91,443	56,775	64,114	56,315	53,238	138,773	87,112
Other Borrowings	182,450	279,755	254,418	296,903	179,552	171,008	288,482	285,497	135,975
Accrued Expenses and Other Liabilities	58,058	52,296	54,721	64,466	63,428	60,488	59,295	63,299	63,162

Total Liabilities	5,404,041	5,447,497	5,463,745	5,562,579	5,700,442	5,802,146	5,784,352	5,805,139	5,785,380
Stockholders’ Equity:
Common Stock	50,202	50,204	50,207	50,210	50,220	50,220	50,235	50,235	50,235
Surplus	270,996	271,338	271,166	273,533	274,429	276,278	272,696	273,723	274,834
Retained earnings	358,858	370,472	381,203	392,312	405,624	419,057	430,811	442,456	454,985
Treasury, at cost	(71,017)	(69,246)	(68,233)	(67,657)	(65,684)	(60,801)	(64,189)	(85,678)	(85,613)
Other Comprehensive Income	5,377	672	(13,747)	(4,978)	(14,595)	(18,968)	(25,216)	(30,924)	(19,470)
Director's Deferred Compensation to be Settled in Stock	4,720	4,930	4,996	5,197	5,400	5,604	5,459	5,664	5,738
Unearned Portion of Employee Restricted Stock	(22)	(18)	(15)	(11)	(7)	—	—	—	—

Total Stockholders’ Equity	619,114	628,352	625,577	648,606	655,387	671,390	669,796	655,476	680,709

Total Liabilities and Stockholders' Equity	$6,023,155	$6,075,849	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTD 09/30/04	QTD 12/31/04	QTD 03/31/05	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06
Interest Income:
Loans	$53,090	$56,302	$58,151	$62,786	$68,588	$71,834	$73,265	$78,547	$82,743
Investments	14,879	15,359	15,061	14,829	14,033	14,960	14,694	14,120	13,539

Total Interest Income	67,969	71,661	73,212	77,615	82,621	86,794	87,959	92,667	96,282
Interest Expense:
Deposits	9,411	10,300	11,268	14,193	17,561	20,904	23,065	25,715	28,868
Borrowings	1,889	2,167	2,959	3,342	2,845	2,857	3,898	4,900	4,689

Total Interest Expense	11,300	12,467	14,227	17,535	20,406	23,761	26,963	30,615	33,557
Net Interest Income	56,669	59,194	58,985	60,080	62,215	63,033	60,996	62,052	62,725
Provision for Credit Losses	1,025	1,825	1,075	1,400	1,325	1,354	1,533	1,750	1,670

Net Interest Income after Provision for Credit Losses	55,644	57,369	57,910	58,680	60,890	61,679	59,463	60,302	61,055

Noninterest Income:
Investment Management and Trust	5,528	5,322	4,971	5,003	4,996	5,047	5,153	5,322	5,233
Service Charges on Deposits	4,241	4,179	4,041	4,093	4,053	3,926	3,929	4,358	4,277
Mortgage Servicing	(162)	(260)	355	209	658	607	663	657	382
Gains on Sales of Loans, Net	2,261	2,604	2,131	2,003	2,586	2,301	1,370	1,903	1,624
Gains on Sales of Securities	186	107	0	0	0	0	0	0	0
Credit Card, Net	1,146	1,074	975	1,131	1,237	1,193	1,192	1,269	1,376
Insurance Commissions, Net	1,389	1,223	2,364	1,526	1,341	1,134	2,046	1,429	1,275
Other	3,252	2,674	2,722	3,211	2,907	3,243	3,234	3,590	1,970

Total Noninterest Income	17,841	16,923	17,559	17,176	17,778	17,451	17,587	18,528	16,137
Noninterest Expense:
Salaries	22,482	21,436	21,676	23,911	22,250	21,659	22,917	23,789	23,200
Employee Benefits	5,027	5,281	6,479	4,238	5,784	5,717	5,752	5,598	5,637
Net Occupancy	5,481	5,410	6,326	6,024	5,844	5,900	6,150	5,780	5,705
Data Processing	994	916	775	810	921	951	971	982	1,034
Amortization of Intangibles	776	774	774	664	665	665	665	664	665
Conversion and Restructuring Charges	505	291	0	0	0	0	0	0	0
Other	10,124	9,782	10,182	10,583	9,948	11,097	9,945	10,823	9,777

Total Noninterest Expense	45,389	43,890	46,212	46,230	45,412	45,989	46,400	47,636	46,018
Income Before Income Taxes	28,096	30,402	29,257	29,626	33,256	33,141	30,650	31,194	31,174
Income Tax Expense	9,784	10,459	10,175	10,166	11,572	11,328	10,452	10,185	9,449

Net Income	$18,312	$19,943	$19,082	$19,460	$21,684	$21,813	$20,198	$21,009	$21,725

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 09/30/04	QTD 12/31/04	QTD 03/31/05	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06
Per Common Share
Earnings, Basic	$0.40	$0.43	$0.41	$0.42	$0.47	$0.46	$0.43	$0.45	$0.47
Earnings, Diluted	0.39	0.43	0.41	0.41	0.46	0.46	0.43	0.45	0.47
Dividends	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.20	0.20
Book Value	$13.39	$13.56	$13.48	$13.97	$14.08	$14.34	$14.33	$14.26	$14.80
Tangible Book Value	$8.24	$8.45	$8.40	$8.90	$9.04	$9.35	$9.34	$9.20	$9.76

Credit Quality
Nonperforming Assets (NPAs)	$21,565	$20,024	$20,692	$23,150	$18,299	$16,194	$24,844	$24,727	$26,089
90 Days past due and still accruing	3,140	2,604	4,543	1,981	2,720	3,038	3,323	2,283	3,196

Total	$24,705	$22,628	$25,235	$25,131	$21,019	$19,232	$28,167	$27,010	$29,285
NPAs to Loans Plus OREO	0.54%	0.49%	0.50%	0.54%	0.41%	0.36%	0.55%	0.54%	0.56%
Allowance for loan losses	$58,598	59,031	$59,811	$60,805	$61,468	$60,822	$61,464	$62,070	$62,153
Reserve for unfunded commitments	—	—	—	—	—	1,200	1,200	1,200	1,200

Allowance for credit losses (ACL)	$58,598	$59,031	$59,811	$60,805	$61,468	$62,022	$62,664	$63,270	$63,353
ACL to Loans	1.47%	1.45%	1.45%	1.43%	1.39%	1.38%	1.38%	1.38%	1.35%
ACL to Loans (excluding municipals)	1.51%	1.49%	1.48%	1.46%	1.44%	1.43%	1.43%	1.41%	1.40%
ACL to Non-performing loans	284.76%	296.41%	289.29%	262.71%	335.92%	392.06%	257.81%	260.13%	248.90%
Charge-offs	$1,654	$2,821	$1,154	$1,313	$1,668	$1,840	$1,753	$1,872	$2,093
Recoveries	1,258	1,428	859	907	1,006	1,040	862	728	506

Net Charge-offs	$396	$1,393	$295	$406	$662	$800	$891	$1,144	$1,587
Net Charge-off Ratio	0.01%	0.03%	0.01%	0.01%	0.01%	0.02%	0.02%	0.02%	0.03%

Average Balance Sheet Data
Securities	$1,440,938	$1,495,302	$1,450,210	$1,409,045	$1,341,648	$1,378,688	$1,391,413	$1,333,444	$1,269,907
Loans, Net	3,892,431	4,000,917	4,057,647	4,174,491	4,316,317	4,408,205	4,455,403	4,552,727	4,626,194
Earning Assets	5,414,750	5,572,226	5,568,124	5,644,833	5,738,499	5,895,121	5,915,366	5,948,463	5,959,599
Total Assets	5,938,318	6,097,711	6,068,272	6,151,863	6,257,730	6,418,971	6,430,410	6,462,457	6,482,127
Deposits	5,017,991	5,128,344	5,000,949	5,085,064	5,270,406	5,454,388	5,377,674	5,372,367	5,442,894
Borrowings	267,323	291,919	386,613	367,617	272,257	246,660	321,073	367,521	312,430
Stockholders' Equity	599,183	623,515	629,371	637,904	651,667	660,353	671,058	661,020	662,964
Common Shares Outstanding	46,241,091	46,341,819	46,401,555	46,437,041	46,556,737	46,829,048	46,748,381	45,978,122	45,994,341
Weighted Average Common Shares Outstanding	46,188,260	46,293,418	46,384,816	46,414,471	46,519,124	46,689,991	46,804,242	46,423,288	45,982,152
Weighted Average Common and Common
Equivalent Shares Outstanding	46,863,102	46,959,927	46,918,134	46,900,608	47,108,614	47,291,129	47,401,157	46,903,363	46,503,862

Return on Average Tangible Equity	20.39%	20.72%	19.94%	19.58%	20.80%	20.47%	18.92%	19.87%	20.20%
Return on Average Equity	12.16%	12.72%	12.30%	12.24%	13.20%	13.11%	12.21%	12.75%	13.00%
Return on Average Tangible Assets	1.31%	1.39%	1.36%	1.35%	1.46%	1.43%	1.35%	1.38%	1.41%
Return on Average Assets	1.23%	1.30%	1.28%	1.27%	1.37%	1.35%	1.27%	1.30%	1.33%
Net Yield on Earning Assets	4.20%	4.27%	4.30%	4.29%	4.35%	4.30%	4.20%	4.22%	4.23%
Efficiency Ratio	59.36%	55.81%	58.07%	59.87%	54.57%	54.37%	56.61%	56.87%	55.91%

Tangible Capital Ratio (TCR)	6.59%	6.71%	6.66%	6.92%	6.88%	7.01%	7.02%	6.79%	7.20%
TCR without Other Comprehensive Income	6.51%	6.70%	6.87%	6.99%	7.09%	7.28%	7.38%	7.24%	7.48%
Leverage Ratio	8.52%	8.54%	8.79%	9.10%	9.13%	9.21%	9.38%	9.04%	9.24%
Tier 1 Capital Ratio	10.31%	10.61%	10.62%	10.73%	10.90%	11.23%	11.61%	11.29%	11.59%
Total Capital Ratio	11.50%	11.82%	11.81%	11.92%	12.07%	12.40%	12.82%	12.49%	12.80%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended September 30, 2006

	2006			2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$863,524	$17,298	7.95%	$834,727	$14,460	6.87%
Municipal	141,345	2,045	5.79%	146,877	1,622	4.42%
Multifamily	207,717	3,706	6.98%	190,694	3,123	6.41%
Commercial Real Esate	1,915,610	33,704	6.98%	1,739,088	27,847	6.35%
Construction	215,894	4,165	7.55%	146,735	2,429	6.48%
Residential Real Estate	771,780	12,334	6.39%	746,348	11,022	5.91%
Home Equity	322,452	6,524	8.03%	312,292	4,974	6.32%
Consumer	250,665	3,720	5.88%	261,000	3,739	5.68%

Total Loans	4,688,987	83,496	7.07%	4,377,761	69,216	6.27%
Investments:
Taxable	1,269,409	13,526	4.26%	1,340,640	13,858	4.13%
Tax-Favored Securities	498	8	6.52%	1,008	15	6.04%
Interest-Bearing Deposits in Banks	280	2	3.12%	250	2	2.46%
Federal Funds Sold	425	6	5.23%	18,840	164	3.46%

Total Interest-Earning Assets	5,959,599	97,038	6.47%	5,738,499	83,255	5.76%

NonInterest-Earning Assets	585,321			580,675
Allowance for Loan Losses	(62,793)			(61,444)

Total Assets	$6,482,127			$6,257,730

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$489,804	$1,050	0.85%	$502,122	$597	0.47%
Now	851,371	1,631	0.76%	890,033	1,237	0.55%
CMA/Money Market	1,605,212	11,433	2.83%	1,518,362	6,005	1.57%
Certificates of Deposit less than $100,000	873,690	7,532	3.42%	814,942	5,118	2.49%
Certificates of Deposit $100,000 and over	662,562	7,222	4.32%	599,388	4,604	3.05%

Total Interest-Bearing Deposits	4,482,639	28,868	2.55%	4,324,847	17,561	1.61%
Repos	104,068	1,008	3.84%	66,187	275	1.65%
Other Borrowings	208,362	3,681	7.01%	206,070	2,570	4.95%

Total Interest-Bearing Liabilities	4,795,069	33,557	2.78%	4,597,104	20,406	1.76%

NonInterest-Bearing Liabilities:
Demand Deposits	960,255			945,559
Other Liabilities	63,839			63,400

Total Liabilities	5,819,163			5,606,063
Stockholders’ Equity	662,964			651,667

Total Liabilities and Stockholders’ Equity	$6,482,127			$6,257,730

Net Interest Income		$63,481			$62,849

Interest Rate Spread (2)			3.69%			4.00%
Net Yield on Earning Assets (3)			4.23%			4.35%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.

(2)	Interest rate spread is the average rate earned on total interest-earning assets less average rate paid on the interest bearing liabilities

(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended September 30, 2006

	2006			2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$845,080	$48,731	7.71%	$818,953	$39,533	6.45%
Municipal	158,602	6,055	5.09%	117,175	3,356	3.82%
Multifamily	200,973	10,485	6.88%	185,105	8,792	6.26%
Commercial Real Estate	1,858,681	95,417	6.86%	1,681,183	76,840	6.11%
Construction	214,217	11,833	7.28%	148,337	7,047	6.26%
Residential Real Estate	759,203	34,986	6.20%	739,380	31,215	5.63%
Home Equity	318,144	18,338	7.71%	303,415	13,491	5.94%
Consumer	252,735	10,938	5.77%	250,493	10,641	5.68%

Total Loans	4,607,635	236,783	6.86%	4,244,041	190,915	6.00%
Investments:
Taxable	1,330,632	42,256	4.23%	1,398,707	43,710	4.17%
Tax-Favored Securities	498	24	6.52%	1,197	56	6.23%
Interest-Bearing Deposits in Banks	280	6	3.05%	198	3	2.18%
Federal Funds Sold	2,328	75	4.29%	6,792	173	3.40%

Total Interest-Earning Assets	5,941,373	279,144	6.27%	5,650,935	234,857	5.55%

NonInterest-Earning Assets	577,460			569,247
Allowance for Loan Losses	(62,173)			(60,450)

Total Assets	$6,456,660			$6,159,732

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$486,959	$2,530	0.69%	$509,436	$1,567	0.41%
Now	867,544	4,628	0.71%	876,608	2,927	0.45%
CMA/Money Market	1,602,800	30,459	2.54%	1,519,236	14,474	1.27%
Certificates of Deposit less than $100,000	855,926	20,489	3.20%	782,401	13,177	2.25%
Certificates of Deposit $100,000 and over	647,900	19,542	4.03%	526,632	10,877	2.76%

Total Interest-Bearing Deposits	4,461,129	77,648	2.33%	4,214,313	43,022	1.36%
Repos	88,642	2,259	3.41%	94,774	1,202	1.70%
Other Borrowings	245,065	11,228	6.13%	246,970	7,944	4.30%

Total Interest-Bearing Liabilities	4,794,836	91,135	2.54%	4,556,057	52,168	1.53%

NonInterest-Bearing Liabilities:
Demand Deposits	934,845			905,381
Other Liabilities	61,998			58,694

Total Liabilities	5,791,679			5,520,132
Stockholders’ Equity	664,981			639,600

Total Liabilities and Stockholders’ Equity	$6,456,660			$6,159,732

Net Interest Income		$188,009			$182,689

Interest Rate Spread (2)			3.73%			4.02%
Net Yield on Earning Assets (3)			4.22%			4.31%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.

(2)	Interest rate spread is the average rate earned on total interest-earning assets less average rate paid on the interest bearing liabilities

(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.